                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                                  $110,000,000

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION

                   9.625% Senior Subordinated Notes due 2008


                               PURCHASE AGREEMENT
                               ------------------


                                                                  April 29, 1998


LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Dear Sirs:

          Alliance Laundry Systems LLC, a Delaware limited liability company
(the "Company"), and Alliance Laundry Corporation, a Delaware corporation ("ALC" and, together with the Company, the "Issuers"), propose to issue and sell to you (the "Initial Purchasers") $110.0 million in aggregate principal amount at maturity of its 9.625% Senior Subordinated Notes due 2008 (the "Initial Notes") to be issued pursuant to the terms of an Indenture (the "Indenture") among the Issuers, Alliance Laundry Holdings LLC, a Delaware limited liability company formerly known as Raytheon Commercial Laundry LLC ("Parent") and United States Trust Company of New York, as trustee (the "Trustee"), relating to the Initial Notes. The Notes are being offered in connection with the recapitalization of Parent through the merger of RCL Acquisition, L.L.C. ("MergeCo") with and into Parent pursuant to which Bain/RCL, L.L.C., a Delaware limited liability company ("Bain LLC"), Bruckmann, Rosser, Sherrill & Co., L.P. and certain of its affiliates, and certain management investors will acquire 93% of the common equity of Parent. MergeCo is a direct subsidiary of Bain LLC, a limited liability company formed at the direction of Bain Capital, Inc. (the "Sponsor"). The Initial Purchasers propose to purchase the respective aggregate principal amount of Initial Notes set forth opposite their name on Schedule 1 hereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.
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                                                                               2


          Payment of principal of, premium, liquidated damages, if any, and interest on the Notes (as defined) will be unconditionally guaranteed, jointly and severally, on a senior subordinated basis by Parent (the "Guarantee," together with the Notes, the "Securities") and any newly acquired or created Domestic Subsidiary.

          The Initial Notes will be offered and sold to you pursuant to exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Issuers have prepared a preliminary offering memorandum, dated April 16, 1998 (the "Preliminary Offering Memorandum"), and a final offering memorandum (the "Offering Memorandum"), dated April 29, 1998, relating to the Issuers and the Initial Notes. As described in the Offering Memorandum, the Company will use the net proceeds from the offering of the Initial Notes to finance the Merger (as defined in the Offering Memorandum) and to pay related fees and expenses.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Initial Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISION OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (2) TO THE ISSUERS OR
          (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES

          LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          You have advised the Issuers that you will make offers (the "Exempt Resales") of the Initial Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs"), and (ii) to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 903 and 904 of Regulation S (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Initial Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof (or, with respect to sales to Sankaty Partners, at a price equal to 97% of the principal amount thereof). Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated May 5, 1998 (the "Closing Date"), in the form of Exhibit A hereto, for so long as such Initial Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers and Parent, will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Issuers' 9.625% New Notes due 2008 (the "New Notes" and, together with the Initial Notes, the "Notes") to be offered in exchange for the Initial Notes (such offer to exchange being referred to collectively as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement," and together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale of the Initial Notes by certain holders of such Notes, and to use their best efforts to cause such Registration Statements to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

          1. Representations, Warranties and Agreements of the Sponsor and MergeCo. Each of the Sponsor and MergeCo represents, warrants and agrees as follows:

          (a) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared by the Issuers and the Sponsor for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Issuers, Parent, the Sponsor or MergeCo is contemplated.

          (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates did not, and the Offering Memorandum as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum relating to the Initial Purchasers and made in reliance upon and in conformity with information furnished to the Issuers or Parent in writing by or on behalf of the Initial Purchasers expressly for use therein.

          (c) The market-related and industry-related data and estimates included in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company, the Sponsor and MergeCo believe to be reliable and accurate.

          (d) Each of Parent and the Company and each of its subsidiaries is a limited liability company or corporation, as the case may be, duly formed or incorporated, as the case may be, and validly existing and in good standing under the laws of Delaware with all requisite limited liability company or corporate, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a material adverse effect on the financial condition, business, prospects, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (e) Each of the Issuers, Parent, the Sponsor and MergeCo has all requisite limited liability company or corporate, as the case may be, power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Securities and the Registration Rights Agreement, as applicable.

          (f) This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers, Parent, the Sponsor and MergeCo and assuming due authorization, execution and delivery by the Initial Purchasers, constitutes the valid and binding agreement of each of the Issuers, Parent, the Sponsor and MergeCo, enforceable against the Issuers, Parent, the Sponsor and MergeCo in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (g) The Registration Rights Agreement has been duly and validly authorized by each of the Issuers and Parent and, upon its execution and delivery by each of the Issuers and Parent and, assuming due authorization, execution and delivery by the Initial Purchasers, will constitute the valid and binding agreement of each of the Issuers and Parent, enforceable against the Issuers and Parent in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principals of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (h) The Indenture has been duly and validly authorized by each of the Issuers and Parent, and upon its execution and delivery by each of the Issuers and Parent and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of each of the Issuers and Parent, enforceable against the Issuers and Parent in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law); no qualification of the Indenture under the Trust Indenture Act of 1939 ("TIA") is required in connection with the offer and sale of the Initial Notes and the Guarantee (the "Initial Securities") contemplated hereby or in connection with the Exempt Resales.

          (i) The Guarantee has been duly and validly authorized by Parent, and upon its execution and delivery by Parent, will constitute the valid and binding agreement of Parent, enforceable against Parent in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (j) The Initial Notes have been duly and validly authorized by the Issuers and when duly executed by the Issuers in accordance with the terms of the Indenture and, assuming due authentication of the Initial Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principals of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (k) The New Notes have been duly and validly authorized by the Issuers and if and when duly issued and authenticated in accordance with the terms of the Indenture and, assuming due authentication of the New Notes by the Trustee, upon delivery in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principals of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (l) The Senior Credit Facility, dated as of May 5, 1998, by and among the Company, the Parent, the various lenders thereto, Lehman Brothers Inc., as arranger, and Lehman Commercial Paper Inc., as syndication agent, providing for up to $200 million of term loan borrowings and $75 million of revolving credit borrowings, and any and all other agreements and instruments ancillary to or entered into in connection with the transaction contemplated by the Senior Credit Facility (the "Credit Documents"), were duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law). As of the Closing Date, the Company will have at least $74.0 million of borrowings available to it under the Senior Credit Facility (giving effect to the covenants contained in the Senior Credit Facility) after the Closing of the sale of the Initial Notes hereunder, the receipt by the Company of the proceeds therefrom and the application of such proceeds as described under the caption "Use of Proceeds" in the Offering Memorandum.

          (m) The Asset Backed Facility, dated as of May 5, 1998, by and among the Company, a special purpose single-member limited liability company that is a subsidiary of the Company (the "SPE") and Lehman Commercial Paper Inc., as lender, providing for up to $250,000,000 for loans on eligible trade receivables and eligible equipment loans, and any and all other agreements and instruments ancillary to or entered into in connection with the transaction contemplated by the Asset Backed Facility (the "Asset Backed Documents"), were duly and validly authorized, executed and delivered by the Company and the SPE and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and binding agreements of the Company and the SPE, enforceable against the Company and the SPE in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (n) All the limited liability company units of Parent and the Company outstanding prior to the issuance of the Initial Notes have been duly authorized and validly issued and are fully paid and nonassessable, and the authorized capitalization of Parent and the Company conforms to the description thereof under the caption
"Capitalization" in the Offering Memorandum.

          (o) Neither the Issuers nor any of their subsidiaries own capital stock or other equity interests of any corporation or entity other than as disclosed in the Offering Memorandum. Each of the subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of its jurisdiction of its incorporation, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify or be in good standing would not have a Material Adverse Effect. All the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly, or indirectly through one of its other subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as specifically described in the Offering Memorandum.

          (p) There are no legal or governmental proceedings pending or, to the knowledge of Parent, the Issuers, the Sponsor, MergeCo or their subsidiaries, threatened against Parent, the Issuers or any of their subsidiaries or to which any of their respective properties is subject, that are not disclosed in the Offering Memorandum and which, are reasonably likely to have a Material Adverse Effect or to materially affect the issuance of the Securities or the consummation of any of the other transactions contemplated by the Operative Documents. The Offering Memorandum contains accurate summaries of all material agreements, contracts, indentures, leases or other instruments. Neither the Issuers nor any of their subsidiaries are involved in any strike, job action or labor dispute with any group of employees, and, to the knowledge of the Issuers, the Sponsor, MergeCo or any of their subsidiaries, no such action or dispute is threatened.

          (q) Except as described in the Offering Memorandum, no material relationship, direct or indirect, exists between or among the Issuers or any of their subsidiaries or Parent on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of the Issuers or any of their subsidiaries or Parent on the other hand.

          (r) The execution, delivery and performance of this Agreement and the other Operative Documents and the issuance of the Initial Notes and the New Notes and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Parent, the Issuers, the Sponsor, MergeCo or any of their subsidiaries is a party or by which Parent, the Issuers, the Sponsor, MergeCo or any of their subsidiaries is bound or to which any of the properties or assets of Parent, the Issuers, the Sponsor, MergeCo or any of their subsidiaries is subject, (ii) the provisions of the charter, by-laws or other organizational documents of Parent, the Issuers, the Sponsor, MergeCo or any of their subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Parent, the Issuers, the Sponsor, MergeCo or any of their subsidiaries or any of their properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect, and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the other Operative Documents and the issuance of the Initial Notes and the New Notes and the consummation of the transactions contemplated hereby and thereby except as may be required by the securities or "blue sky" laws of any state of the United States in connection with the sale of the Initial Notes and the New Notes and except as contemplated by the Registration Rights Agreement.

          (s) The accountants, Coopers & Lybrand L.L.P., who have certified certain of the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA"), and its interpretation and rulings.

          (t) The combined historical financial statements, together with the related notes thereto, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-1 under the Securities Act. Such historical financial statements fairly present the financial position of the Company at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. The pro forma financial statements contained in the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, include all material adjustments to the historical financial data required by Rule 11-02 of Regulation S-X to reflect the Merger, the Offering and other related Transactions (each as defined in the Offering Memorandum), give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement. The other financial information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (u) Except as disclosed in the Offering Memorandum, since the date of the latest audited combined financial statements of the Company and its subsidiaries included in the Offering Memorandum, neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and its subsidiaries, and there has been no Material Adverse Effect, nor to the Company's knowledge, any development or event involving a prospective Material Adverse Effect, and, except as disclosed in or contemplated by the Offering Memorandum, since the date of the latest audited consolidated financial statements of the Company included in the Offering

Memorandum, there has been no (i) dividend or distribution of any kind declared, paid or made by the Company on any class of its units, (ii) issuance of securities (other than the Initial Notes offered hereby) or (iii) material increase in short-term or long-term debt of the Company.

          (v) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of combined financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) Each of the Issuers and each of their subsidiaries has good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or the Merger Agreement, and all the material property described in the Offering Memorandum as being held under lease by the Issuers and their subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not in the aggregate, have a Material Adverse Effect. In addition, except as described in the Offering Memorandum, the consummation of the transactions contemplated by this Agreement will not give rise to any third party rights of first refusal under any Material Agreement (as herein defined) as to which the Issuers and any of their subsidiaries or any of their property or assets may be subject.

          (x) Each of the Issuers and each of their subsidiaries owns or possesses all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or necessary for the conduct of their respective businesses, and the Issuers are not aware of any claim to the contrary or any challenge by any other person to the rights of the Issuers or any of their subsidiaries with respect to such rights that, if determined adversely to the Issuers or any such subsidiary, would in the aggregate have a Material Adverse Effect.

          (y) Each of the Issuers and each of their subsidiaries has such permits, licenses, franchises, certificates, consents, orders and other approvals or authorizations of any governmental or regulatory authority ("Permits"), as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to have such Permits would not have a Material Adverse Effect. Each of the Issuers and each of their subsidiaries has fulfilled and performed, in all material respects, all their respective obligations with respect to the Permits, and, to the knowledge of each of the Issuers and each of their subsidiaries, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holders of any Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination would not have a Material Adverse Effect.

          (z) Neither the Issuers nor any of their subsidiaries nor, to the knowledge of each of the Issuers and each of their subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Issuers or any of their subsidiaries, have used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (aa) Neither the Issuers nor any of their subsidiaries are currently or will be, upon sale of the Initial Notes in accordance herewith and the application of the net proceeds therefrom as described in the Offering Memorandum under the caption "Use of Proceeds," an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (bb) Neither the Issuers nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act) of either Issuer has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Securities. No securities of the same class as the Initial Notes have been issued and sold by the Issuers within the six-month period immediately prior to the date hereof.

          (cc) Except as permitted by the Securities Act, the Issuers have not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Initial Securities, will not distribute any offering material in connection with the offering and sale of the Initial Securities other than the Preliminary Offering Memorandum and Offering Memorandum.

          (dd) When the Initial Securities are issued and delivered pursuant to this Agreement, such Initial Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a United States automated inter-dealer quotation system.

          (ee) Assuming (i) that your representations and warranties in Section 2 are true, (ii) compliance by you with your covenants set forth in Section 2 and (iii) that each of the Eligible Purchasers is either (A) an entity that you reasonably believe to be a QIB or (B) a person who is not a "U.S. person" and who acquires the Initial Securities outside the United States in an "offshore transaction" (within the meaning of Regulation S), the purchase of the Initial Securities by you pursuant hereto and the resale of the Initial Securities pursuant to the Exempt Resales is exempt from the registration requirements of the Securities Act.

          (ff) Each of the Issuers and each of their subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Issuers would have any liability; the Issuers have not incurred and do not except to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
(ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); each "pension plan" for which the Issuers would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and the statements set forth in the Offering Memorandum under the caption "Notice to Investors" do not include any untrue statements of material facts and do not omit any material facts necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

          (gg) Set forth on Exhibit B hereto is a list of each employee pension or benefit plan with respect to which the Issuers or any entity considered an affiliate of the Issuers within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or a disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Initial Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Issuers in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

          (hh) Except as described in the Offering Memorandum, there are no contracts, agreements or understandings between the Issuers or any of their subsidiaries and any person granting such person the right to require the Issuers or any of their subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Issuers and their subsidiaries owned or to be owned by such person or to require the Issuers or any of their subsidiaries to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Issuers or any of their subsidiaries under the Securities Act.

          (ii) Each of the Issuers and each of their subsidiaries carries, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their businesses and the value of their properties and as is customary for companies engaged in similar businesses in similar industries.

          (jj) Each of the Issuers and each of their subsidiaries has filed all Federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Issuers or any of their subsidiaries nor do the Issuers or any of their subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Issuers, would have a Material Adverse Effect.

          (kk) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Issuers or any of their subsidiaries (or, to the knowledge of the Issuers, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Issuers or any of their subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgement, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgement, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Issuers or any of their subsidiaries or with respect to which the Issuers or any of their subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (ll) None of the Issuers or any of their affiliates or any person acting on their behalf has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Securities, and the Issuers and their affiliates and all persons acting on their behalf have complied with and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Securities outside the United States.

          (mm) The sale of the Initial Securities pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

          (nn) The Issuers are not required to deliver the information specified in Rule 144A(d)(4) in connection with the Exempt Resales.

          (oo) Neither the Issuers nor any of their subsidiaries has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

          (pp) On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          2. Representations, Warranties and Agreements of the Initial Purchasers. Each Initial Purchaser represents, warrants and agrees with respect to itself that:

          (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities.

          (b) Such Initial Purchaser (i) is not acquiring the Initial Securities with a view to any distribution thereof or with any present intention of offering or selling any of the Initial Securities in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Securities only from and will offer to sell the Securities only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Securities pursuant to, nor has it offered or sold the Securities by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising).

          (c) Such Initial Purchaser understands that the Issuers and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Issuers and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

          The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

          Each Initial Purchaser further agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Initial Securities only from, and will offer to sell the Initial Securities only to, the Eligible Purchasers in Exempt Resales.

          3. Purchase of the Securities by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Sponsor and MergeCo agree to cause the Issuers to sell $110.0 million in aggregate principal amount of Initial Notes to the Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of Initial Notes set opposite that Initial Purchaser's name on Schedule 1 hereto. Each Initial Purchaser will purchase such aggregate principal amount of Initial Notes at an aggregate purchase price equal to 97.00% of the principal amount thereof (the "Purchase Price").

          The Issuers shall not be obligated to deliver any of the Initial Securities to be delivered, except upon payment of all the Initial Securities to be purchased on such Closing Date as provided herein.

          4.   Delivery of and Payment.

          (a) Delivery to the Initial Purchasers of and payment for the Initial Securities shall be made at 9:30 a.m., New York City time, on the Closing Date at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or such other place or time as you and the Issuers shall designate.

          (b) One or more Initial Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business day's notice to the Issuers, having an aggregate principal amount at maturity corresponding to the aggregate principal amount of Initial Notes sold pursuant to Eligible Resales (collectively, the "Global Notes"), shall be delivered by the Issuers to the Initial Purchasers, against payment by the Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Issuers may direct by written notice delivered to you one business day prior to the Closing Date. The Global Notes in definitive form shall be made available to you for inspection not later than 9:00 a.m. on the business day immediately preceding the Closing Date.

          5.   Further Agreements of the Sponsor and MergeCo.   Each of the
Sponsor and MergeCo agrees:

          (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Sponsor and MergeCo shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Sponsor and MergeCo shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish to you, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Sponsor and MergeCo consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

          (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date or during the period referred to in (d) below unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished a copy of such amendment or supplement.
If, in connection with any Exempt Resales or market making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgement of the Company or in the judgement of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable laws, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

          (d) To cooperate with you and your counsel in connection with the qualification of the Initial Securities for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, however, that the Sponsor and MergeCo shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not now so qualified or to take any action that would subject them to general consent to service of process in any jurisdiction in which they are not now so subject). The Sponsor and MergeCo shall continue such qualification in effect so long as required by law for distribution of the Initial Securities and shall file such consents to service of process or other documents as may be necessary in order to effect such qualification.

          (e) Prior to the Closing Date, to furnish to you, any internal combined financial statements of the Company that have been prepared by the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

          (f) To use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Initial Securities.

          (g) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Initial Securities in a manner that would require the registration under the Securities Act of the sale to you or the Eligible Purchasers of the Initial Securities.

          (h) For a period of 120 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any debt securities of the Issuers or any of their subsidiaries having a maturity of more than one year from the date of issue of such securities, except (i) for the New Notes in connection with the Exchange Offer of (ii) with the prior consent of Lehman Brothers Inc.

          (i) For the period that is two years after the Closing Date or for so long as necessary to comply with Rule 144A in connection with resales by registered holders or beneficial owners of Initial Notes, whichever is longer, to make available to such registered holder or beneficial owner of Initial Notes in connection with any sale thereof and any prospective purchaser of such Initial Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          (j) To comply with the agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Issuers' to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

          (k) To use its best efforts to effect the inclusion of the Notes in the National Association of Securities Dealers, Inc. Automated Quotation System
- PORTAL ("PORTAL").

          (l) To apply the net proceeds from the sale of the Initial Notes being sold by the Issuers as set forth in the Offering Memorandum under the caption "Use of Proceeds."

          (m) During the period that is two years after the Closing Date, to take such steps as shall be necessary to ensure that neither the Issuers nor Parent becomes an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          6. Expenses. Each of the Sponsor and MergeCo agrees, jointly and severally, that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, any Blue Sky Memoranda and any other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Issuers of the Securities, (iv) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested by the Initial Purchasers for use in connection with the initial Exempt Resales, (vi) the preparation of certificates for the Securities including, without limitation, printing and engraving, (vii) the fees, disbursements and expenses of the Issuers' counsel and accountants,
(viii) all expenses and listing fees in connection with the application for quotation of the Initial Notes in PORTAL, (ix) all fees and expenses (including fees and expenses of counsel) of the Issuers in connection with the approval of the Securities by DTC for "book-entry" transfer and (x) the performance by the Sponsor and MergeCo of their other obligations under this Agreement to the extent not provided for above.

          7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and again on the Closing Date (as if made again on and as of such date), of the representations and warranties of the Sponsor and MergeCo contained herein, to the performance by the Sponsor and MergeCo of their obligations hereunder and to each of the following additional terms and conditions:

          (a) The Offering Memorandum shall have been printed and copies made available to you not later than 6:00 p.m., New York City time, on the day following the date of this Agreement, or at such later date and time as you may approve in writing.

          (b) No Initial Purchaser shall have discovered and disclosed to the Issuers on or prior to such Closing Date that the Offering Memorandum or the most recent amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements, in light of the circumstances under which they were made, not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative Documents, the Merger Agreement, the Offering Memorandum, the Transactions and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Issuers, the Sponsor and MergeCo shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Kirkland & Ellis shall have furnished to the Initial Purchasers, its written opinion, as counsel to the Issuers and Parent, addressed to the Initial Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, to the effect that:

          (i) Each of the Issuers is a limited liability company or corporation, as the case may be, duly formed or incorporated, as the case may be. Each of the Issuers and Parent is validly existing and in good standing under the laws of the state of its formation or incorporation, as the case may be. Each of the Company and Parent is qualified to do business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such qualification.

          (ii) Each of the Issuers and Parent has all requisite limited liability company or corporate, as the case may be, power to own and lease its respective properties and to conduct its respective business as described in the Offering Memorandum. Each of the Issuers and Parent has all requisite limited liability company or corporate, as the case may be, power and authority to execute, deliver and perform their respective obligations under this Agreement, the Merger Agreement, the Indenture and the Registration Rights Agreement, and to authorize, issue and sell the Securities as contemplated by this Agreement.

          (iii) The Merger has been duly authorized by Parent and RCL Acquisitions, L.L.C., a Delaware limited liability company, and has become effective in accordance with the General Corporation Law of the State of Delaware, and Parent is the surviving entity in the Merger.

          (iv) This Agreement has been duly authorized, executed and delivered by each of the Issuers and Parent.

          (v) The Indenture has been duly authorized, executed and delivered by each of the Issuers and Parent and constitutes a valid and binding obligation of each of the Issuers and Parent, enforceable against the Issuers and Parent in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (vi) The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Issuers and Parent and constitutes a valid and binding obligation of each of the Issuers and Parent, enforceable against the Issuers and Parent in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (vii) The Notes have been duly authorized, executed and delivered by each of the Issuers and, when paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute Notes under the terms of the Indenture, will constitute the valid and binding obligations of each of the Issuers entitled to the benefits of the Indenture, and will be enforceable against each of the Issuers in accordance with their terms. The New Notes have been duly authorized by the Issuers and when duly executed and delivered and authenticated by the Issuers pursuant to the terms of the Indenture and the Registration Rights Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication, execution and delivery of the New Notes by the Trustee in accordance with the Indenture), will constitute New Notes under the terms of the Indenture, will constitute the valid and binding obligations of each of the Issuers entitled to the benefits of the Indenture, and will be enforceable against each of the Issuers in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (viii) The Guarantee has been duly authorized by Parent, and when executed and delivered by Parent in accordance with the terms of the Indenture, will constitute a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (ix) Each of the Senior Credit Facility and the Asset Backed Facility and the other Credit Documents and Asset Backed Documents has been duly and validly authorized, executed and delivered by the Company and the SPE, as the case may be, and, assuming due authorization, execution and delivery by the other parties thereto, are valid and binding obligations of the Company and the SPE, as the case may be, enforceable against the Company and the SPE, as the case may be, in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          (x) All the limited liability company units or shares of capital stock, as the case may be, of the Issuers outstanding prior to the issuance of the Initial Notes have been duly authorized and validly issued and are fully paid and nonassessable, and the authorized capitalization of Parent and the Company conforms to the description thereof under the caption "Capitalization" in the Offering Memorandum.

          (xi) All the outstanding shares of capital stock of the Company's subsidiaries listed on Schedule II to such opinion have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly, or indirectly through one of the other subsidiaries, free and clear of any lien, adverse claim or security interest.

          (xii) The Issuers' and Parent's execution, delivery and performance of their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Merger Agreement and the Issuers' sale of the Notes to the Initial Purchasers in accordance with this Agreement and performance of their respective obligations under each do not (i) violate the Company's or Parent's Certificate of Formation or Limited Liability Company Agreement or ALC's Certificate of Incorporation or Bylaws or (ii) constitute a violation by the Company, ALC or Parent of any applicable provision of any law, statute or regulation (except that no opinion is expressed as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in this Agreement would be permitted) or any order or decree known to such counsel of any court or government agency or (iii) breach, or result in a default under, any existing obligation of the Company, ALC or Parent under any of the agreements listed on Schedule II to such opinion (and which the Issuers and Parent have represented lists all material agreements and instruments to which the Issuers and Parent and their subsidiaries or by which the Issuers and Parent and their subsidiaries are bound or by which their property or assets are subject provided that no opinion is expressed as to compliance with any financial test or cross-default provision in any such agreement).

          (xiii) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Issuers, or to which any of their respective properties are subject, that has caused such counsel to believe that such proceedings would be required by Item 103 of Regulation S-K to be described in a registration statement on Form S-1 that have not been so described in the Offering Memorandum and, to the knowledge of such counsel, there is no contract to which either Issuer is a party or to which any of their respective property is subject that has caused such counsel to conclude that such contract is required to be described in the Offering Memorandum but is not so described.

          (xiv) The Issuers' were not required to obtain any consent, approval, authorization or order of or registration or filing with, any court, regulatory body, administrative agency or other governmental agency for the issuance, delivery and sale of the Notes under this Agreement or the performance by the Issuers and Parent of the Registration Rights Agreement and the Merger Agreement except for (i) an order of the Commission declaring the registration statement, to be filed pursuant to the Registration Rights Agreement, effective and (ii) the order of the Secretary of State of Delaware declaring the Merger effective.

          (xv) Subject to compliance by the Initial Purchasers with the procedures set forth in this Agreement, it is not necessary in connection with the sale of the Notes to the Initial Purchasers in accordance with this Agreement or in connection with the resale of the Notes contemplated by this Agreement to register the Notes under the Securities Act or to qualify the Indenture under the TIA.

          (xvi) The Issuers are not and, upon sale of the Initial Notes to be issued and sold in accordance with this Agreement and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (xvii) When the Initial Securities are issued and delivered pursuant to this Agreement, such Initial Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (xviii) To the knowledge of such counsel, except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Issuers or any of their subsidiaries and any person granting such person the right to require the Issuers or any of their subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Issuers owned or to be owned by such person or to require the Issuers or any of their subsidiaries to include such securities in all the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Issuers or any of their subsidiaries under the Securities Act.

          (xix) The information in the Offering Memorandum under the heading "Description of the Notes and "Certain United States Federal Income Tax Considerations" to the extent that it summarizes laws, governmental rules or regulations or documents is correct is all material respects.

          In addition, such counsel shall also state that such counsel has participated in conferences with officers of the Issuers and with the independent public accountants for the Issuers concerning the preparation of the Offering Memorandum and, although such counsel has made certain inquiries and investigations in connection with the preparation of the Offering Memorandum, it is not passing upon and does not assume any responsibility for the accuracy or completeness of the statements contained in the Offering Memorandum and on the basis of the foregoing such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that the Offering Memorandum, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial data included therein).

          The opinion of such counsel may be limited to the laws of the state of New York, the General Corporation Law and Limited Liability Company Act of the State of Delaware, and the Federal laws of the United States.

          (e) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated as of the Closing Date, with respect to the issuance and sale of the Initial Securities, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Issuers, Parent and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (g) The Issuers, Parent and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (h) Bain LLC, MergeCo, Raytheon and Parent shall have entered into the Merger Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (i) With respect to the letter of Coopers & Lybrand L.L.P. delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Issuers shall have furnished to the Initial Purchasers a letter (as used in this paragraph, the "bring-down letter") of such accountant, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that it is an independent public accountant under the guidelines of the American Institute of Certified Public Accountant, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than two days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and
(iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (j) Each of the Issuers shall have furnished to the Initial Purchasers a certificate, dated as of the Closing Date, of its Chief Executive Officer or President and its Chief Financial Officer or Treasurer stating that:

                (i) The representations, warranties and agreements of the Issuers and Parent in Section 1 are true and correct as of such Closing Date and after giving effect to the consummation of the transactions contemplated by this Agreement; the Issuers and Parent have complied with all their agreements contained herein, and the condition set forth in Section 7(k) has been fulfilled; and

                (ii) They have carefully examined the Preliminary Offering Memorandum and the Offering Memorandum and, in their opinion (i) as of their respective dates and as of the Closing Date, the Preliminary Offering Memorandum and the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

          (k) Neither the Issuers nor any of their subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum (i) any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) any change in the units or long-term debt of the Issuers or any of their subsidiaries or any change, or any development involving a prospective change, that would have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the payment for and delivery of the Initial Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

          (l) There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Senior Credit Facility or the Asset Backed Facility. On the Closing Date, the Senior Credit Facility and the Asset Backed Facility shall be in full force and effect, shall conform in all material respects to the description thereof contained in the Offering Memorandum (after giving effect to the amendment described therein) and shall not have been modified.

          (m) Simpson Thacher & Bartlett shall have been furnished with such other documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (n) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Issuers' debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuers' debt securities.

          (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Issuers on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

          (p) The Initial Notes shall have been approved by the National Association of Securities Dealers, Inc. for trading in the PORTAL market.

          (q) Each of the Issuers and Parent shall have duly authorized, executed and delivered this Agreement, and assumed all obligations hereunder, in accordance with Section 18 hereof.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel of the Initial Purchasers.

          8.   Indemnification and Contribution.

          (a) Each of the Sponsor and MergeCo hereby jointly and severally agrees to indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented) any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clauses (i) or (ii) above (provided that the Sponsor and MergeCo shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct); and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Sponsor and MergeCo shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented) in reliance upon and in conformity with written information provided by such Initial Purchaser specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Issuers and their subsidiaries, Parent, the Sponsor and MergeCo may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Sponsor and MergeCo, their officers and employees, each of their directors, and each person, if any, who controls the Sponsor or MergeCo within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Sponsor or MergeCo or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering

Memorandum or the Offering Memorandum (in each case as amended or supplemented) or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented) any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Sponsor or MergeCo by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Sponsor and MergeCo and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Sponsor or MergeCo or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Sponsor or MergeCo or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of the notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ one separate counsel (in addition to local counsel, if necessary) to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Sponsor, MergeCo and their subsidiaries under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Sponsor, MergeCo and their subsidiaries. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Sponsor and MergeCo on the one hand and the Initial Purchasers on the other from the offering of the Initial Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sponsor and MergeCo on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Sponsor and MergeCo on the one hand and the Initial Purchasers on the other with respect to such offerings shall be deemed to be in the same proportion as the total net proceeds from the offering of the Initial Securities purchased under this Agreement (before deducting expenses) received by the Sponsor and MergeCo on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Initial Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Initial Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Sponsor and MergeCo or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sponsor and MergeCo and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Initial Securities purchased by it were resold to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Initial Purchasers severally confirm and the Sponsor and MergeCo acknowledge that the last paragraph on the cover page, the stabilization legend on page iii, and the second, third, ninth, tenth and eleventh paragraphs of the section entitled "Plan of Distribution" constitute the only information concerning such Initial Purchasers furnished in writing to the Issuers by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum or the Offering Memorandum.

          9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by Lehman Brothers Inc. by notice given to the Sponsor or MergeCo prior to delivery of and payment for the Initial Securities if, prior to that time, any of the events described in Sections 7(k), 7(n) or 7(o) shall have occurred or if the Initial Purchasers shall decline to purchase the Initial Securities for any reason permitted under this Agreement.

          10. Reimbursement of Initial Purchasers' Expenses. If the Issuers shall fail to tender the Initial Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Sponsor or MergeCo to perform any agreement on their part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by the Sponsor or MergeCo is not fulfilled, the Sponsor and MergeCo will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the customary fees and disbursements of their counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Initial Securities, and upon demand the Sponsor and MergeCo shall pay the full amount thereof to Lehman Brothers Inc.

          11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) If to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Rise B. Norman, Esq. (Fax: 212-455-2502); and

          (b) If to Issuers, Parent, the Sponsor or MergeCo, shall be delivered or sent by mail, telex or facsimile transmission to Alliance Laundry Systems LLC, Shepard Street, Ripon, Wisconsin 54971, Attention: Chief Financial Officer (Fax: 920-748-4429), with a copy to Kirkland & Ellis, Citicorp Center, 153 East 53rd Street, New York, New York 10022, Attention: Lance C. Balk, Esq. (Fax 212-446-4900).

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers, the Sponsor and MergeCo shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc. Any notice of a change of address or facsimile transmission number must be given by the Issuers, the Sponsor or MergeCo or by the Initial Purchasers, as the case may be, in writing, at least three days in advance of such change.

          12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, their personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Sponsor and MergeCo contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act.

          13. Survival. The respective indemnities, representations, warranties and agreements of the Initial Purchasers and the Sponsor and MergeCo contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by on behalf of any of them or any person controlling any of them.

          14. Definition of the Terms "Business Day." For purposes of this Agreement "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

          15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of laws thereof.

          16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          18. Effect of Execution. For all purposes hereunder, the representations, warranties and agreements given and made by the Sponsor and MergeCo under this Agreement shall be deemed to be given and made by the Issuers and Parent upon consummation of the Merger and, upon their executing a counterpart hereof, each of such agreements hereunder shall be enforceable against each of the Issuers and Parent as if given and made by each of them as of the date hereof. Simultaneously therewith, the Sponsor shall be released from all obligations and benefits hereunder, and shall not be deemed to be a signatory hereunder.



                            [signature page follows]

        If the foregoing correctly sets forth the agreement between the Initial Purchasers, the Sponsor and MergeCo, please indicate your acceptance in the space provided for the purpose below.


                                Very truly yours,


                                BAIN CAPITAL, INC.


                                By:
                                   -------------------------------
                                   Name:
                                   Title:


                                RCL ACQUISITIONS, L.L.C.


                                By:
                                   -------------------------------
                                   Name:
                                   Title:


Accepted:

LEHMAN BROTHERS INC.,
on behalf of the Initial Purchasers


By:
   -------------------------------
   Name:
   Title:

          Each of the following parties hereby agrees to be bound by the foregoing agreement and to assume all obligations hereunder in accordance with
Section 18 hereof.


                                Very truly yours,


                                ALLIANCE LAUNDRY SYSTEMS LLC


                                By:
                                   -------------------------------
                                   Name:
                                   Title:


                                ALLIANCE LAUNDRY CORPORATION


                                By:
                                   -------------------------------
                                   Name:
                                   Title:


                                ALLIANCE LAUNDRY HOLDINGS LLC


                                By:
                                   -------------------------------
                                   Name:
                                   Title:

                                  SCHEDULE 1

Initial Purchasers                       Principal Amount of Notes
------------------                       -------------------------

Lehman Brothers Inc.                     $ 88,000,000
Credit Suisse First Boston
  Corporation                            $ 22,000,000
                                         ------------

     Total                               $110,000,000
                                         ============

                                   EXHIBIT A
                         Registration Rights Agreement